                              AMENDED AND RESTATED            EXHIBIT (D)(11)
                                   SCHEDULE A

                               WITH RESPECT TO THE

                         INVESTMENT MANAGEMENT AGREEMENT

                                     BETWEEN

                                ING EQUITY TRUST
                         (FORMERLY PILGRIM EQUITY TRUST)

                                       AND

                              ING INVESTMENTS, LLC
                      AN ARIZONA LIMITED LIABILITY COMPANY
              (SUCCESSOR BY MERGER TO ING PILGRIM INVESTMENTS, LLC)

                         ANNUAL INVESTMENT                LAST CONTINUED/
     SERIES                MANAGEMENT FEE                APPROVED BY BOARD         REAPPROVAL DATE
     ------              -----------------               -----------------         ---------------
ING Principal            Offering Phase        0.25%     February 25, 2003        September 1, 2003
Protection Fund          Guarantee Period      0.80%
                         Index Plus
                         LargeCap Period       0.60%

ING Principal            Offering Phase        0.25%     November 2, 2001         September 1, 2003
Protection Fund II       Guarantee Period      0.80%
                         Index Plus
                         LargeCap Period       0.60%

ING Principal            Offering Phase        0.25%     February 26, 2002        September 1, 2003
Protection               Guarantee Period      0.80%
Fund III                 Index Plus
                         LargeCap Period       0.60%

ING Principal            Offering Phase        0.25%     May 24, 2002             September 1, 2003
Protection               Guarantee Period      0.80%
Fund IV                  Index Plus
                         LargeCap Period       0.60%

ING Principal            Offering Phase        0.25%     August 20, 2002          September 1, 2003
Protection               Guarantee Period      0.80%
Fund V                   Index Plus
                         LargeCap Period       0.60%

ING Principal            Offering Phase        0.25%     November 22, 2002        September 1, 2004
Protection               Guarantee Period      0.80%
Fund VI*                 Index Plus
                         LargeCap Period       0.60%

---------------
* This Amendment and Restated Schedule A will be effective with respect to the Fund upon the effective date of the post-effective amendment to the Trust's Registration Statement with respect to the Fund.

7337 E. Doubletree Ranch Rd.       Tel: 480-477-3000           ING Equity Trust
Scottsdale, AZ 85258-2034          Fax: 480-477-2700
                                   www.ingfunds.com

                              AMENDED AND RESTATED
                                   SCHEDULE A

                               WITH RESPECT TO THE

                         INVESTMENT MANAGEMENT AGREEMENT

                                     BETWEEN

                                ING EQUITY TRUST
                         (FORMERLY PILGRIM EQUITY TRUST)

                                       AND

                              ING INVESTMENTS, LLC
                      AN ARIZONA LIMITED LIABILITY COMPANY
              (SUCCESSOR BY MERGER TO ING PILGRIM INVESTMENTS, LLC)

                             ANNUAL INVESTMENT
                              MANAGEMENT FEE
                        ---------------------------
                        (AS A PERCENTAGE OF AVERAGE         LAST CONTINUED/
     SERIES*                 DAILY NET ASSETS              APPROVED BY BOARD     REAPPROVAL DATE
     -------                                               -----------------    -----------------
ING Principal           Offering Phase        0.25%        February 25, 2003    September 1, 2003
Protection Fund         Guarantee Period      0.80%
                        Index Plus
                        LargeCap Period       0.60%

ING Principal           Offering Phase        0.25%        November 2, 2001     September 1, 2003
Protection Fund II      Guarantee Period      0.80%
                        Index Plus
                        LargeCap Period       0.60%

ING Principal           Offering Phase        0.25%        February 26, 2002    September 1, 2003
Protection Fund III     Guarantee Period      0.80%
                        Index Plus
                        LargeCap Period       0.60%

ING Principal           Offering Phase        0.25%        May 24, 2002         September 1, 2003
Protection Fund IV      Guarantee Period      0.80%
                        Index Plus
                        LargeCap Period       0.60%

ING Principal           Offering Phase        0.25%        August 20, 2002      September 1, 2003
Protection Fund V       Guarantee Period      0.80%
                        Index Plus
                        LargeCap Period       0.60%

* This Schedule A to the Investment Management Agreement will be effective with respect to the Series upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Series.

                             ANNUAL INVESTMENT
                              MANAGEMENT FEE
                        ---------------------------
                        (AS A PERCENTAGE OF AVERAGE         LAST CONTINUED/
     SERIES*                 DAILY NET ASSETS)             APPROVED BY BOARD     REAPPROVAL DATE
     -------                                               -----------------    -----------------
ING Principal           Offering Phase        0.25%        November 22, 2002    September 1, 2004
Protection Fund VI      Guarantee Period      0.80%
                        Index Plus
                        LargeCap Period       0.60%

ING Principal           Offering Phase        0.25%        November 22, 2002    September 1, 2004
Protection Fund VII     Guarantee Period      0.80%
                        Index Plus
                        LargeCap Period       0.60%

ING Principal           Offering Phase        0.25%        November 22, 2002    September 1, 2004
Protection Fund VIII    Guarantee Period      0.80%
                        Index Plus
                        LargeCap Period       0.60%

ING Principal           Offering Phase        0.25%        November 22, 2002    September 1, 2004
Protection Fund IX      Guarantee Period      0.80%
                        Index Plus
                        LargeCap Period       0.60%

* This Schedule A to the Investment Management Agreement will be effective with respect to the Series upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Series.

                     FIRST AMENDMENT TO AMENDED AND RESTATED
                                   SCHEDULE A

                               WITH RESPECT TO THE

                         INVESTMENT MANAGEMENT AGREEMENT

                                     BETWEEN

                                ING EQUITY TRUST

                                      AND

                              ING INVESTMENTS, LLC

                                              ANNUAL INVESTMENT MANAGEMENT FEE
            SERIES*                    ---------------------------------------------
            -------                    (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
ING Principal Protection Fund          Offering Phase                          0.25%
                                       Guarantee Period                        0.80%
                                       Index Plus LargeCap Period              0.60%

ING Principal Protection Fund II       Offering Phase                          0.25%
                                       Guarantee Period                        0.80%
                                       Index Plus LargeCap Period              0.60%

ING Principal Protection Fund III      Offering Phase                          0.25%
                                       Guarantee Period                        0.80%
                                       Index Plus LargeCap Period              0.60%

ING Principal Protection Fund IV       Offering Phase                          0.25%
                                       Guarantee Period                        0.80%
                                       Index Plus LargeCap Period              0.60%

ING Principal Protection Fund V        Offering Phase                          0.25%
                                       Guarantee Period                        0.80%
                                       Index Plus LargeCap Period              0.60%

ING Principal Protection Fund VI       Offering Phase                          0.25%
                                       Guarantee Period                        0.80%
                                       Index Plus LargeCap Period              0.60%

ING Principal Protection Fund VII      Offering Phase                          0.25%
                                       Guarantee Period                        0.80%
                                       Index Plus LargeCap Period              0.60%

* This Schedule A to the Investment Management Agreement will be effective with respect to the Series upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Series.

                                              ANNUAL INVESTMENT MANAGEMENT FEE
                                       ---------------------------------------------
            SERIES*                    (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
            -------
ING Principal Protection Fund VIII     Offering Phase                          0.25%
                                       Guarantee Period:
                                          -    Equity Component                0.80%
                                          -    Fixed Component                 0.55%
                                          -    ETF & Futures Strategy
                                               in lieu of Equity Strategy      0.55%
                                       Index Plus LargeCap Period              0.60%

ING Principal Protection Fund IX       Offering Phase                          0.25%
                                       Guarantee Period:
                                          -    Equity Component                0.80%
                                          -    Fixed Component                 0.55%
                                          -    ETF & Futures Strategy
                                               in lieu of Equity Strategy      0.55%
                                       Index Plus LargeCap Period              0.60%

* This Schedule A to the Investment Management Agreement will be effective with respect to the Series upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Series.